As filed with the Securities and Exchange Commission on February 26, 2007

1933 Act File No. 02-42722 1940 Act File No. 811-02258

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT of 1933 ☐
POST-EFFECTIVE AMENDMENT NO. 67 ☒

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☐
AMENDMENT NO. 44 ☒

EATON VANCE SERIES TRUST II (Exact Name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 (Address of Principal Executive Offices)

(617) 482-8260 (Registrant’s Telephone Number)

ALAN R. DYNNER The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 (Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (a)(1)
☒ on March 1, 2007 pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box: ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Eaton Vance Income Fund of Boston

A diversified mutual fund seeking high current income

Prospectus Dated ^March 1, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund Summary	2	Sales Charges	^12
Investment Objectives & Principal Policies and Risks	5	Redeeming Shares	^14
Management and Organization	7	Shareholder Account Features	^15
Valuing Shares	^8	Tax Information	^17
Purchasing Shares	8	Financial Highlights	^18

This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

Fund Summary

Investment Objectives and Principal Strategies. The Fund’s primary investment objective is to provide as much current income as possible. To do so, the Fund invests primarily in high yield, high risk corporate bonds (^commonly referred to as “junk bonds”). Secondary purposes of the Fund are to provide reasonable preservation of capital to the extent attainable from such bonds, and growth of income and capital.

The Fund invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly leveraged transactions. The Fund may invest in a wide variety of other income-producing debt securities (including senior floating rate loans), as well as preferred stocks that pay dividends. Some debt securities acquired by the Fund do not pay current income or do not make regular interest payments, while others may pay interest in the form of additional debt securities. The Fund will generally hold well in excess of 100 securities, which may help reduce investment risk.

The Fund may invest a portion of its assets in foreign securities, which are predominantly U.S. dollar denominated. With respect to non-dollar denominated securities, the Fund may hedge currency fluctuations by entering into forward foreign currency contracts.

The Fund may purchase derivative instruments, such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes.

The Fund’s investments are actively managed and securities may be bought and sold on a daily basis. The investment adviser’s staff monitors the credit quality of securities held by the Fund and other securities available to the Fund. The portfolio ^managers attempt to improve yield and preserve and enhance principal value through timely trading. The portfolio ^managers also ^consider the relative value of securities in the marketplace in making investment decisions.

The Fund currently invests its assets in a separate registered investment company with the same investment objectives and policies as the Fund.

Principal Risk Factors. The Fund invests primarily in below investment grade bonds, which are predominantly speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults will reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a security may lose significant value before a default occurs.

The value of Fund shares may decline when interest rates rise, when the supply of suitable bonds exceeds market demand, or in response to a significant drop in the stock market. Bonds that make “in-kind” interest payments, as well as bonds that do not pay income currently or do not make regular interest payments may experience greater volatility in response to interest rate changes. Because the Fund may invest a portion of its assets in foreign securities, the value of Fund shares could be adversely affected by changes in currency exchange rates and by political and economic developments abroad. Forward foreign currency contracts also involve a risk of loss due to imperfect correlation. The Fund’s use of derivatives is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Performance Information. The following bar chart and table provide information about the Fund’s performance for each calendar year through December 31, ^2006. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains the returns for each Class of shares and a comparison to the performance of ^unmanaged market ^indices of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ten year period ended December 31, ^2006, the highest quarterly total return for Class A was 9.72% for the quarter ended June 30, 2003, and its lowest quarterly total return was ---8.16% for the quarter ended December 31, 2000. For the thirty-day period ended October 31, ^2006, the SEC yield for Class A shares was ^7.^72%, for Class B shares was ^7.^35% , for Class C shares was ^7.^36%, for Class I shares was ^8.^37% and for Class R shares was ^7.^87%. For current yield information call 1-800-225-6265.^

Average Annual Total Return as of December 31, ^2006	One Year	Five Years	Ten Years

Class A Return Before Taxes	^5.92%	^9.41%	^6.85%
Class A Return After Taxes on Distributions	^3.21%	^6.21%	^3.18%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	^3.76%	^6.10%	^3.49%
Class B Return Before Taxes	^5.47%	^9.28%	^6.93%
Class C Return Before Taxes	^9.30%	^9.57%	^6.94%
Class I Return Before Taxes	^11.55%	^10.73%	^7.54%
Class R Return Before Taxes	^11.01%	^10.29%	^7.29%
Merrill Lynch U.S. High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	^11.77%	^9.86%	^6.61%
Merrill Lynch U.S. High Yield Master II Constrained Index (reflects no deduction for fees, expenses or taxes)	^10.78%	^9.95%	^6.60%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class B, Class C, Class I and Class R performance shown above for the periods prior to June 20, 2002, June 21, 2002, July 1, 1999 and January 5, 2004, respectively, is the performance of Class A shares, adjusted for the sales charge that applies to Class B, Class C, Class I or Class R shares, if ^any (but not adjusted for any other differences in the expenses of the classes). The Merrill Lynch U.S. High Yield Master II Index and Merrill Lynch U.S. High Yield Master II Constrained Index ^are unmanaged and ^track the performance of ^below-investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch U.S. High Yield Master II Constrained Index index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Investors cannot invest directly in an Index. (Source: ^Lipper, Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong performance of U.S. high yield bonds during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.

After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower of net asset value at time of purchase or redemption)	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)*	1.00%	None	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund and Portfolio assets)	Class A	Class B	Class C	Class I	Class R

Management Fees	0.625%	0.625%	0.625%	0.625%	0.625%
Distribution and Service (12b-1) Fees	^0.250%	1.000%	1.000%	n/a	0.500%
Other Expenses^	0.^188%	0.^188%	0.^188%	0.^188%	0.^178%
Total Annual Fund Operating Expenses	1.^063%	1.^813%	1.^813%	0.^813%	1.^303%
Management Fee Reduction**^	(0.^003)%	(0.^003)%	(0.^003)%	(0.^003)%	(0.^003)%
Total Fund Operating Expenses (net fee reduction)	1.060%	1.810%	1.810%	0.810%	1.300%

* For shares redeemed or exchanged within 90 days of the settlement of the purchase.

^

**^ Effective March 27, 2006 and March 28, 2005, the investment adviser has contractually agreed to reduce its advisory fee on assets of $2.0 billion or more and $1.5 billion or ^more but less than $2 billion, respectively. Such contractual fee ^reductions cannot be terminated or decreased without the express consent of the Board of Trustees and shareholders and ^are intended to continue indefinitely.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$578*	^$796	^$1,032	^$1,708
Class B shares**	^$684	^$969	^$1,180	^$1,930
Class C shares	^$284	^$569	^$ 980	^$2,127
Class I shares	^$83*	$^259	^$ 450	^$1,002
Class R shares	^$132*	$^412	^$ 713	^$1,568

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$578	^$796	^$1,032	^$1,708
Class B shares**	^$184	^$569	^$ 980	^$1,930
Class C shares	^$184	^$569	^$ 980	^$2,127
Class I shares	^$83	$^259	^$ 450	^$1,002
Class R shares	^$132	^$412	^$ 713	^$1,568

* Due to the redemption fee, the cost of investing for one year would be $100 higher for shares redeemed or exchanged within 90 days of the settlement of the purchase.

**Reflects the expenses of Class A shares after ^eight years because Class B shares automatically convert to Class A after ^eight years.

4

Investment Objectives & Principal Policies and Risks

The Fund’s primary investment objective is to provide as much current income as possible. The Fund also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital, as secondary objectives. The Fund’s investment objectives and certain policies may be changed without shareholder approval. The Trustees have no present intention to make any such change and intend to submit any material change in the investment objectives to shareholders in advance for their approval. The Fund currently seeks to meet its investment ^objectives by investing in Boston Income Portfolio (the “Portfolio”), a separate open-end management company that has the same objectives and policies as the Fund.

The Portfolio currently invests primarily in high yield, high risk corporate bonds which are rated lower than investment grade (i.e., bonds rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) and lower than BBB by Standard & Poor’s Ratings Group (“S&P”)) or are unrated and of comparable quality. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative.

The Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody’s or D by S&P). Bonds rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase the Portfolio’s operating expenses and adversely affect net asset value.

The credit quality of most securities held by the Portfolio reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio’s ability to sell its securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Portfolio may have difficulties determining the fair market value of such securities.

Although the investment adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. In evaluating the quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund’s objectives depends more on the investment adviser’s judgment and analytical abilities than would be the case if the Portfolio invested primarily in securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession. Moreover, the Portfolio may invest up to 25% of its assets in any one industry, which may expose the Fund to unique risks of that industry. The Portfolio’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

The Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities. Such investments may experience greater volatility in market value due to changes in interest rates. The Portfolio accrues income on these investments and is required to distribute its income each year. The Portfolio may be required to sell securities to obtain cash needed for income distributions.

The Portfolio may invest in interests in senior floating rate loans (“Senior Loans”) and secured and unsecured subordinated loans, second lien loans and bridge loans (“Junior Loans”). Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The risks associated with these loans are similar to the risks of high yield corporate bonds, although interest rate risk may be reduced because their interest rates generally are adjusted for changes in short-term interest rates. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate

5

risk^. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

The Portfolio may invest up to 25% of total assets in foreign securities, which are predominantly U.S. dollar denominated. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. With respect to non-dollar denominated securities, the portfolio ^managers may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Portfolio to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Portfolio.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of securities already held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. Other economic factors (such as a large downward movement in stock prices or a poor economic environment) can also adversely impact the high yield bond market. Rating downgrades of securities held by the Portfolio may reduce their value.

The Portfolio may purchase derivative investments, which derive their value from another instrument, security or index. The Portfolio may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Portfolio may also enter into interest rate swaps, credit default swaps and forward rate contracts and purchase credit linked notes as well as instruments that have a greater or lesser credit risk than the security underlying that instrument. From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a “basket” of issuers, and may also purchase credit linked notes relating to an issuer or basket of issuers. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors^.

The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will only ^be made to firms that have been approved by the investment adviser. The investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. ^

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio may not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 50% of its assets in cash or cash equivalents, which may be inconsistent with the Fund’s

6

investment objective(s). The Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period prescribed by ReFlow or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow. Such fee is allocated among a fund's share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. ReFlow will purchase the Fund’s Class I shares at net asset value and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.

The annual portfolio turnover rate may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate. Capital gains distributions (which reduce the after-tax returns of shareholders holding Fund shares in taxable accounts) will be made to shareholders if offsetting capital loss carryforwards do not exist.

Management and Organization

Management. The Portfolio’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $130 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equivalent to 0.625% annually of the average daily net assets of the Portfolio throughout the month. ^Effective March ^27, ^2006, BMR has contractually agreed to reduce its advisory fee as follows: on assets of $^2 billion but less than $^5 billion, the advisory fee is 0.^575%; and for assets of $^5 billion or more, the advisory fee is 0.555%. In addition, effective March 28, 2005, BMR has contractually agreed to reduce its advisory fee as follows: on assets of $1.^5 billion but less than $2 billion, the advisory fee is 0.60%. These contractual fee reductions cannot be terminated or decreased without the express consent of the Portfolio’s Board of Trustees and its shareholders and are intended to continue indefinitely. ^For the fiscal year ended October 31, 2006, the Portfolio paid BMR advisory fees equivalent to 0.^622% of its average daily net assets.

The Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement.

Michael Weilheimer and Thomas Huggins co-manage the Portfolio. Mr. Weilheimer managed the Fund from January 1, 1996 to inception of the Portfolio. He also manages other Eaton Vance portfolios, and is a Vice President of Eaton Vance and BMR. Thomas Huggins co-managed the Fund from January 1, 2000 to inception of the Portfolio. Mr. Huggins is a Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. The Fund is a series of Eaton Vance Series Trust II (formerly Eaton Vance Income Fund of Boston), a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). As an investor in the Portfolio, the Fund may be asked to vote on certain Portfolio matters (such as changes in certain

7

Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from ^the Portfolio at any time without shareholder approval.

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Portfolio holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses independent pricing services to value most loans and other debt securities at their market value. In determining market value, the pricing service for loans considers information obtained from broker-dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations. In certain situations, the investment adviser may use the fair value of a security or loan if a security or loan is not priced by a pricing service, the pricing services’ price is deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Portfolio values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign loans and securities trade on days when Fund shares are not priced, ^the value of securities held by the Portfolio can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares Class A, Class B, Class C and Class R^

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000.

After your initial investment, additional investments ^may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address)^. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments in Class A, B and C shares of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including ^tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by broker-dealers), the ReFlow liquidity program, and for persons affiliated with Eaton Vance and certain Fund service ^providers (as described in the Statement of Additional Information).

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Class I Shares

Class I shares are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, ^endowments, foundations and ^qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and

8

certain fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service ^providers (as described in the Statement of Additional Information), and the ReFlow liquidity program. The initial minimum investment also is waived for individual accounts of a financial intermediary that charges ^an ongoing fee for its ^services (as described below), provided the aggregate value of such accounts invested in Class I shares of the Fund is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares may be purchased through an investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 1-800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. An account application form must be promptly forwarded to the transfer ^agent (see back cover for address). You may request a current account application by calling 1-800-262-1122. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

Mellon Trust of New England N.A. ABA #011001234 Account #080411 Further Credit: Eaton Vance Income Fund of Boston - Class I Shares - Fund #431 A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain Senior Loans owned by the Portfolio or other obligations not priced by a pricing service) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). In addition, because the Portfolio may invest up to 25% of its total assets in foreign securities, it may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing, the redemption fee applicable to Class A, Class I and Class R shares, and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund

9

and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing^. Investments in the Fund by ReFlow in connection wit the ReFlow liquidity program (which is described under "Investment Objectives & Principal Policies and Risks" above) are not subject to the two round trip limitation.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Purchases of Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on the Fund’s other classes of shares because Class A has lower annual expenses than those classes.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares 8 years after their purchase. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all ^Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of ^shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

10

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within ^12 months of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all ^Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of ^shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class I shares are offered to clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, ^endowments, foundations and ^qualified plans (^as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain fund service providers. Purchases of Class I shares are subject to a 1% redemption fee if redeemed within 90 days of the settlement of the purchase. Class I shares do not pay distribution or service fees. Returns on Class I shares generally are higher than returns on other classes because Class I has lower annual expenses.

Class R shares are offered at net asset value with no front-end sales charge to retirement plan clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Retirement plan clients include pension plans (including tax-deferred ^retirement plans and profit-sharing plans), Individual Retirement Account rollovers and non-qualified deferred compensation programs. Purchases of Class R shares are subject to a 1% redemption fee if redeemed within 90 days of the settlement of the purchase. Class R shares pay distribution fees and service fees equal to 0.50% annually of average daily net assets. Returns on Class R shares are generally lower than returns on Class A shares because Class R has higher annual expenses than Class A.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution fees and service fees as described below. Sales charges, distribution fees and service fees paid to investment dealers vary by share class. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in ^specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

11

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price

Amount of Purchase

Less than $25,000	4.75%	4.99%	4.50%
$25,000 but less than $100,000	4.50%	4.71%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00**	0.00**	^^1.00%

*Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within ^18 months of purchase.

^

The principal underwriter may ^pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total of $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts. In addition, shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, ^corporations, endowments, foundations and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; ^and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details^.

12

Contingent Deferred Sales Charge. Class A, B and C shares are subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more ^are subject to a 1.00% CDSC if redeemed within 18 months of purchase. ^ Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC

First or Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh or following	0%

^CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The ^CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B, Class C and Class R shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”^) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Class R shares pay a distribution fee at an annual rate of 0.25% of average daily net assets. Although there is no present intention to do so, Class R shares could pay distribution fees of up to 0.50% annually upon Trustee approval. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. Class B, Class C and Class R shares also pay service fees to the principal underwriter ^equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter typically receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. For Class R shares, the principal underwriter generally pays service fees to investment dealers based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

13

Redeeming Shares You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through
Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

By Wire

If you have given complete written authorization in advance you may request that redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-
262-1122 or by sending a signature guaranteed letter of instruction to the transfer agent (see back cover for address). You may be required to pay the costs of such transaction; however, no costs are currently charged. The Fund may suspend or terminate the expedited payment procedure upon at least 30 days notice.

Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of ^any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application^.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you^.

Class A, Class I and Class R shares of the Fund ^are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. All redemption fees will be paid to the Fund. Redemptions of shares held by ^tax-deferred retirement plans, in proprietary fee-based programs sponsored by broker-dealers, or by Eaton Vance, its affiliated entities and accounts in which Eaton Vance or such an affiliate have a beneficial interest, as well as the redemption of shares acquired as the result of reinvesting distributions, are not subject to the redemption fee.

14

Shareholder Account Features

Once you purchase shares, the transfer agent establishes ^an account for you. ^

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

•Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
•Cash Option	Dividends and capital gains are paid in cash.
•Exchange Option	Class A, Class B, Class C and Class R dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

•Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•Periodic account statements, showing recent activity and total share balance.

•Form 1099 and tax information needed to prepare your income tax returns.

•Proxy materials, in the event a shareholder vote is required.

•Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. ^You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. ^Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases. Because redemptions of Class A, Class I and Class R shares within 90 days of the settlement of the purchase are subject to a 1% redemption fee (including shares held in individual retirement accounts), shareholders should not make withdrawals pursuant to a Withdrawal Plan during that period.

Tax-Deferred Retirement Plans. Class A, Class C, Class I and Class R shares are available for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value (subject to any applicable redemption fee). If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Class A shares may also be exchanged for the Fund’s Class I shares, subject to the terms and conditions for investing in those shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The

15

exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing”. If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under “Purchasing Shares”, the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of ^the Fund you redeem ^from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, ^your purchase will be ^at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are ^recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with ^the Fund. ^If you transfer ^shares in a “street name” account to an account with another investment dealer or to an account directly with ^the Fund, you ^should obtain historical information about your shares prior to the transfer. ^

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

16

Tax Information

The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. The Fund expects that its distributions will consist primarily of taxable ordinary income.

Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains will be taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund. The Fund’s distributions are taxable as described above whether they are paid in cash or reinvested in additional shares. A portion of the Fund’s distributions may be eligible for the dividends-received deduction for corporations.

Investors who purchase shares at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio’s investments in foreign securities or loans may be subject to foreign withholding ^taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease Fund returns on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio. In addition, investments in foreign securities or loans or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

Shareholders should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

17

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request. The Fund began offering Class B shares on June 20, 2002, Class C shares on June 21, 2002, Class I shares on July 1, 1999 and Class R shares on January 5, 2004. Prior to June 20, 2002, the Fund offered only Class A shares.

^

				Year Ended October 31,

	2006(1)					2005(1)

	Class A	Class B	Class C	Class I	Class R	Class A	Class B(2)	Class C(2)	Class I(2)	Class R(2)

Net asset value - Beginning of year Income (loss) from operations	$6.290	$6.280(2)	$6.280(2)	$6.280(2)	$6.280(2)	$ 6.440	$6.440	$6.440	$6.440	$6.440

Net investment income	$0.477	$0.431	$0.430	$0.492	$0.457	$0.473	$0.424	$ .424	$0.487	$0.460
Net realized and unrealized gain (loss)	0.171	0.169	0.170	0.171	0.175	(0.134)	(0.144)	(0.143)	(0.141)	(0.147)

Total income (loss) from operations	$0.648	$0.600	$0.600	$0.663	$0 632	$0.339	$0.280	$0.281	$0.346	$0 313

Less distributions
From net investment income	$(0.478)	$(0.430)(2)	$(0.430)(2)	$(0.493)(2)	$(0.462)(2)	$(0.489)	$(0.440)	$(0.441)	$(0.506)	$(0.473)

Total distributions	$(0.478)	$(0.430)	$(0.430)	$(0.493)	$(0.462)	$(0.489)	$(0.440)	$(0.441)	$(0.506)	$(0.473)

Redemption fees	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)

Net asset value - End of year	$6.460	$6.450	$6.450	$6.450	$6.450	$6.290	$6.280	$6.280	$6.280	$6.280

Total Return(9)	10.66%	9.85%	9.84%	10.93%	10.40%	5.37%	4.48%	4.40%	5.48%	4.92%

Ratios/Supplemental Data+
Net assets, end of year (000’s omitted)	$1,335,996	$189,173	$192,526	$45,622	$ 4,459	$1,202,517	$195,780	$180,878	$34,135	$1,520

Ratios (As a percentage of average daily net assets):

Expenses before custodian fee reduction(10)	1.06%	1.81%	1.81%	0.81%	1.30%	1.06%	1.81%	1.81%	0.81%	1.30%

Expenses after custodian fee reduction(10)	1.06%	1.81%	1.81%	0.81%	1.30%	1.06%	1.81%	1.81%	0.81%	1.30%

Net investment income	7.48%	6.76%	6.75%	7.73%	7.16%	7.34%	6.59%	6.59%	7.55%	7.18%
Portfolio Turnover of the Portfolio	68%	68%	68%	68%	68%	71%	71%	71%	71%	71%

^+ The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income would have been the same.

(see footnotes on last page)

18

^Financial Highlights (continued)

	Period Ended October 31,					Year Ended September 30,

	2004(1)(3)					2004(1)

	Class A	Class B(2)	Class C(2)	Class I(2)	Class R(2)	Class A	Class B(2)	Class C(2)	Class I(2)	Class R(2)(6)

Net asset value - Beginning of period	$6.370	$6.360	$6.370	$6.360	$6.370	$6.140	$6.140	$6.140	$6.130	$6.450

Income (loss) from operations
Net investment income	$0.037	$0.034	$0.033	$0.039	$0.035	$0.504	$0.454	$0.453	$0.517	$0.353
Net realized and unrealized gain (loss)	0.076	0.085	0.076	0.086	0.077	0.262	0.256	0.267	0.264	(0.052)(8)

Total income (loss) from operations	$0.113	$0.119	$0.109	$0.125	$0.112	$0.766	$0.710	$0.720	$0.781	$0.301

Less distributions
From net investment income	$(0.043)	$(0.039)	$(0.039)	$(0.045)	$(0.042)	$(0.537)	$(0.491)	$(0.491)	$(0.552)	$(0.382)

Total distributions	$(0.043)	$(0.039)	$(0.039)	$(0.045)	$(0.042)	$(0.537)	$(0.491)	$(0.491)	$(0.552)	$(0.382)

Redemption fees	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.000(3)	$0.001	$0.001	$0.001	$0.001	$0.001

Net asset value - End of period	$6.440	$6.440	$6.440	$6.440	$6.440	$6.370	$6.360	$6.370	$6.360	$6.370

Total Return (9)	1.78%	1.80%	1.79%	1.88%	1.77%	12.84%	11.96%	12.04%	13.20%	4.87%

Ratios/Supplemental Data+

Net assets, end of period (000’s omitted)	$1,263,810	$194,731	$196,062	$61,409	$ 233	$1,233,720	$1,888,512	$190,103	$55,669	$116

Ratios (as a percentage of average daily net assets):

Expenses before custodian fee reduction(10)	1.10%(11)	1.85%(11)	1.85%(11)	0.85%(11)	1.34%(11)	1.06%	1.81%	1.81%	0.81%	1.31%(11)

Expenses after custodian fee reduction(10)	1.10%(11)	1.85%(11)	1.85%(11)	0.85%(11)	1.34%(11)	1.06%	1.81%	1.81%	0.81%	1.31%(11)

Net investment income	6.88%(11)	6.13%(11)	6.12%(11)	7.06%(11)	6.44%(11)	7.93%	7.13%	7.13%	8.13%	7.51%(11)
Portfolio Turnover of the Portfolio	5%	5%	5%	5%	5%	79%	79%	79%	79%	79% (14)

^+The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income would have been the same.

(see footnotes on last page)

19

^Financial Highlights (continued)

				Year Ended September 30,
	2003(1)				2002(1)

	Class A	Class B(2)	Class C(2)	Class I(2)	Class A	Class B(2)(4)	Class C(2)(5)	Class I(2)(7)

Net asset value - Beginning of year	$5.340	$5.340	$5.340	$5.340	$5.840	$ 5.780	$5.750	$5.840
Income (loss) from operations

Net investment income	$ 0.527	$ 0.483	$0.482	$ 0.540	$ 0.559	$0.132	$0.133	$ 0.575

Net realized and unrealized gain (loss)	0.821	0.825	0.825	0.812	(0.436)	(0.425)	(0.398)	(0.438)
Total income (loss) from operations	$1.348	$1.308	$1.307	$1.352	$ 0.123	$(0.293)	$(0.265)	$ 0.137

Less distributions

From net investment income	$(0.549)	$(0.508)	$(0.507)	$ (0.562)	$ (0.560)	$(0.127)	$(0.125)	$(0.574)

From tax return of capital	—	—	—	—	(0.063)	(0.020)	(0.020)	(0.063)
Total distributions	$(0.549)	$(0.508)	$(0.507)	$(0.562)	$(0.623)	$(0.147)	$(0.145)	$(0.637)

Redemption fees	$ 0.001	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Net asset value - End of year	$6.140	$6.140	$6.140	$6.130	$5.340	$5.340	$5.340	$ 5.340
Total Return (9)	26.52%	25.57%	25.60%	26.58%	.69%	(5.07)%	(4.69)%	1.86%

Ratios/Supplemental Data+

Net assets, end of year (000’s omitted)	$1,096,587	$116,449	$118,788	$34,311	$777,698	$ 4,284	$3,641	$5,244

Ratios (as a percentage of average daily net assets):

Expenses before custodian fee reduction(10)	1.02%	1.79%	1.79%	0.80%	1.07%	1.85%(11)	1.85%(11)	0.85%

Expenses after custodian fee reduction(10)	1.02%	1.79%	1.79%	0.80%	1.07%	1.85%(11)	1.85%(11)	0.85%

Net investment income	9.21%	8.19%	8.15%	9.27%	9.57%	8.91%(11)	8.97%(11)	9.82%
Portfolio Turnover of the Portfolio	116%	116%	116%	116%	91%	91%(12)	91%(12)	91%

+^ The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income would have been the same.

(1) Net investment income and redemption fees per share were computed using average shares outstanding.

(2) Per share data have been restated to reflect 1.7308294-for-1 (for Class B), 1.7386541-for-1 (for Class C), 1.1909233-for-1 (for Class I), 1.5508607-for-1 (for Class R) stock split effective on November 11, 2005.

(3) For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4) For the period from the commencement of operations of Class B shares, June 20, 2002, to September 30, 2002.

(5) For the period from the commencement of operations of Class C shares, June 21, 2002, to September 30, 2002.

(6) For the period from the commencement of operations of Class R shares, January 5, 2004, to September 30, 2004.

(7) The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.015 and $0.013, respectively for Class A and Class I, decrease net realized and unrealized loss per share by $0.015 and $0.013, respectively for Class A and Class I and decrease the ratio of net investment income to average net assets from 9.78% to 9.57% for Class A and from 10.03% to 9.82% for Class I. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(8) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(9) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(10) Includes the Fund’s share of the Portfolio’s allocated expenses.

(11) Annualized.

(^12 ) For the ^year ended September 30, ^2002 . ^

(^ 13 ) ^Amount represents less than $0.0005 .

(^14 ) ^For the year ended September 30, 2004.

20

More Information

About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:^

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-225-6265 website: www.eatonvance.com

You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-^942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:^

PFPC Inc. P.O. Box 9653 Providence, RI 02940-9653 1-800-262-1122

The Fund’s SEC File No. is 811-02258.	IBP
857-3/07	© ^2007 Eaton Vance Management

STATEMENT OF ADDITIONAL INFORMATION March 1, 2007

Eaton Vance Income Fund of Boston

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Fund and the Portfolio. The Fund and Portfolio are diversified, open-end management investment companies. The Fund is a series of Eaton Vance Series Trust II (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Purchasing and Redeeming Shares	^22
Investment Restrictions	^10	Sales Charges	^23
Management and Organization	11	Performance	^26
Investment Advisory Services	^17	Taxes	^28
Other Service Providers	^20	Portfolio Securities Transactions	^31
Calculation of Net Asset Value	^21	Financial Statements	^34

Appendix A: Class A Fees, Performance and Ownership	^35	Appendix E: Class R Fees, Performance and Ownership	^41
Appendix B: Class B Fees, Performance and Ownership	^36	Appendix F: ^Description of Corporate Bond Ratings	^43
Appendix C: Class C Fees, Performance and Ownership	^38	Appendix G: Eaton Vance Funds Proxy Voting Policy and Procedures	^45
Appendix D: Class I Fees, Performance and Ownership	^40	Appendix H: Adviser Proxy Voting Policies and Procedures	^47

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund’s relevant prospectus dated March 1, 2007, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

© ^2007 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “NASD” for the National Association of Securities Dealers, Inc.

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

The Fund, through the Portfolio, seeks to achieve its primary investment objective, to provide as much current income as possible, by investing primarily in high-yielding, high risk, fixed-income securities. A substantial portion of the Portfolio will generally consist of fixed-income securities and dividend stocks. However, the Portfolio may also, from time to time, invest in non-income producing bonds and obligations and in non-dividend paying stocks and rights and warrants when it believes there is a substantial opportunity for capital appreciation. Any realized gains from such capital appreciation provide an opportunity for increasing the Portfolio’s investment in income producing securities. Bonds and preferred stocks will tend to be acquired for current income and reasonable stability of capital; convertible securities and common stocks will normally be acquired for their growth potential as well as their yield. The percentages of assets invested in fixed-income securities and the type of such securities held by the Portfolio will vary and may include a broad range of quality in rated and unrated debt securities, as described in the prospectus.

The Portfolio may dispose of fixed-income securities on a short term (less than six months) basis in order to take advantage of differentials in bond prices and yields or of fluctuations in interest rates consistent with its investment objective. Other securities may also be disposed of earlier than originally anticipated because of changes in business trends or developments, or other circumstances believed to render them vulnerable to price decline or otherwise undesirable for continued holding.

Fixed-Income Securities. Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to “call,” or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Portfolio also may invest in higher rated securities. At October 31, 2006, 88.4% of the Portfolio’s investments were in securities rated below investment grade or unrated. For a description of corporate bond ratings, see Appendix F.

Structure of Senior Loans. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Portfolio typically purchases “Assignments” from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Portfolio also may invest in “Participations”. Participations by the Portfolio in a Loan Investor’s portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligations under a Senior Loan.

Certain Fees Paid to the Portfolio. In the process of buying, selling and holding Senior Loans, the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include amendment fees.

Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect Fund performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on Fund yield.

Other Information Regarding Senior Loans. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

The Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio’s security interest in the loan collateral or subordinate the Portfolio’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio’s security interest in loan collateral. If the Portfolio’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolio could also have to refund interest (see the Prospectus for additional information).

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio’s purchase of a Senior Loan. The Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio’s investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Junior Loans. ^The ^Portfolio may invest in secured and unsecured subordinated loans, ^second lien loans and subordinated bridge loans (^“Junior Loans^”). Second lien loans are generally ^second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

^

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

^The Portfolio may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, ^a Portfolio would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Portfolio may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Portfolio receives a fee. The investment adviser intends to limit any such commitments to less than 5% of the Portfolio’s assets.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

^American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs^) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. ^markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting ^or other shareholder rights, and they may be less ^liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the ^United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance income (in the case of written options), to hedge against fluctuations in securities prices, interest rates, market conditions or currency exchange rates, to change the duration of the overall portfolio, to mitigate default risk, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), stock and bond indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps, credit default swaps, and credit linked notes (described below); and forward foreign currency exchange contracts.

Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments the Portfolio holds. The Portfolio’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio’s assets.

Over-the-counter (“OTC”) derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Portfolio has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser’s use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security.

Credit Default Swap Contracts.  The Portfolio may enter credit default swap contracts.  When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party (such as a U.S. or corporate issuer) on the debt obligation.  In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  Upon maturing of the contract if no default occurs, the Portfolio would have made the payments and received no benefit from the contract.  When the Portfolio is the seller of a credit default swap contract, it receives  the stream of payments, but is obligated to pay upon default of the referenced debt obligation.  As the seller. the Portfolio would effectively add leverage because in addition to its total assets, it would be subject to investment exposure on the notional amount of the swap.  These transactions involve certain risks, including that the seller may be unable to fulfill its obligations in the transaction.

Credit Linked Notes.  The Portfolio may also purchase credit linked notes.  Credit linked notes are synthetic obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference obligation").  In addition to the credit risk associated with the reference obligations and interst rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

The Portfolio may engage in options, futures contracts and options on futures contracts on high yield corporate bond indices, as well as stock indices, in order to hedge its exposure to the high yield bond market. The Portfolio may enter into stock index futures and options only when the investment adviser believes there is a correlation between the composition of part of the Portfolio and the underlying index. Hedging transactions may not be effective because of imperfect correlation and other factors. These transactions also involve a risk of loss or depreciation due to counterparty risk, unexpected market, interest rate or security price movements, and tax and regulatory constraints.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

Asset Coverage. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Securities Lending. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will only be made to firms that have been approved by the investment adviser. The investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.

Cash collateral received by the Portfolio in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC (“Cash Collateral Fund”), a privately offered investment company holding high quality, U.S. dollar denominated money market instruments. As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund’s custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by the Portfolio to BMR.

Exchange-Traded Funds. The Portfolio may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international and may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”), iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Portfolio. Moreover, the Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that the Portfolio invests in ETFs, the Portfolio must bear these expenses in addition to the expenses of its own operation.

Pooled Investment Vehicles. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the investment adviser. The Portfolio will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Portfolio. Please refer to “Cash Equivalents” for additional information about investment in other investment companies. The 10% limitation does not apply to investments in money market funds and certain other pooled investment vehicles. If the Portfolio invests in Cash Management Portfolio, an affiliated money market fund, the management fee paid on such investment will be credited against the Portfolio management fee.

Equity Investments. The Portfolio may invest in common stocks, preferred stocks, warrants and other equity securities when consistent with its objective or acquired as part of a fixed-income security. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They create no ownership rights in the underlying security and pay no dividends. The price of warrants does not necessarily move parallel to the price of the underlying security.

Short Sales. ^The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box), or it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short. The ^Portfolio expects normally to close its short ^sales against-the-box by ^delivering newly-acquired securities. These transactions may require the current recognition of taxable gain under certain tax rules applicable to constructive sales. ^

Illiquid Securities. The Portfolio may invest not more than 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

^Cash Equivalents. The Portfolio may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government ^obligations and may include Cash Management Portfolio, an affiliated money market fund which invests in such short-term securities.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but the annual turnover rate may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. During the fiscal year ended October 31, ^2006, the portfolio turnover rate of the ^Portfolio was 68%.

Diversified Status. Each of the Fund and the Portfolio is ^a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

(1)	With respect to 75% of the total assets of the Fund, purchase any security if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

(2)	Borrow money or issue senior securities except as permitted by the 1940 Act (the use of options and futures transactions and short sales may be deemed senior securities);

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 (restricted securities);

(5)	Purchase any security if such purchase, at the time thereof, would cause more than 25% of the Fund’s total assets to be invested in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction and further provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(8)	Make loans to any person except by (i) the acquisition of debt securities and making portfolio investments, (ii) entering into repurchase agreements or (iii) lending portfolio securities.

With respect to restriction (5), the Fund will construe the phrase, “more than 25%” to be “25% or more”.

In connection with Restriction (2) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company (the Portfolio) with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a “majority of the outstanding voting securities” of the Portfolio. In addition, the Portfolio may not invest in other open-end management investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act to the extent that the Fund or any other investor in the Portfolio acquires securities in the Portfolio in reliance on Section 12(d)(1)(G) of such Act.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A nonfundamental investment policy may be changed by the Trustees with respect to the Fund without approval by the Fund’s shareholders, or with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and Portfolio to dispose of such security or other asset. However, the Fund and Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the ^Fund (see "Principal Underwriter" under "Other Service Providers"). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Number of
Portfolios in
		Term of		Fund Complex	Other
	Position(s) with	Office and Length	Principal Occupation(s) During Past	Overseen By	Directorships
Name and Date of Birth	the Trust/Portfolio	of Service	Five Years	Trustee(1)	Held

Interested Trustee

JAMES B. HAWKES 11/9/41	Trustee	Trustee of the Trust since 1998; of the Portfolio since 2001	^Chairman and Chief Executive Officer of EVC, BMR, Eaton Vance and EV^; Director of EV; Vice President and Director of EVD. Trustee and/or officer of ^170 registered investment companies in the Eaton Vance
Fund Complex. Mr. Hawkes is an interested person because of his
			positions with BMR, Eaton Vance, EVC and EV, which are affiliates of the Trust and Portfolio.	^170	Director of EVC

Noninterested Trustees

BENJAMIN C. ESTY 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate
			School of Business Administration (2000-2003).	^170	None

SAMUEL L. HAYES, III 2/23/35	Chairman of the Board and Trustee	Trustee of the Trust since 1989; of the Portfolio since 2001 and Chairman of the Board since 2005^^	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunication services
			company^).	^170	Director of Tiffany & Co. (specialty retailer)

WILLIAM H. PARK 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since ^2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005^).	^170	None

RONALD A. PEARLMAN 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law ^Center. ^	^170	None

NORTON H. REAMER 9/21/35	Trustee	Trustee of the Trust since 1989; of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). ^	^170	None

LYNN A. STOUT 9/14/57	Trustee	Since 2001	Professor of Law, University of California at Los Angeles School of ^Law^.	^170	None

RALPH F. VERNI 1/26/43	Trustee	Since 2005	^Consultant and private investor.	^170	^None

(1) Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

	Position(s) with	Term of Office and
Name and Date of Birth	the Trust/Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

MICHAEL W. WEILHEIMER 2/11/61	President	Since 2002*	Vice President of Eaton Vance and BMR. Officer of ^24 registered investment companies managed by Eaton Vance or BMR.

THOMAS P. HUGGINS 3/7/66	Vice President	Of the Trust since 2000; of the Portfolio since 2001	Vice President of Eaton Vance and BMR. Officer of 4 registered investment companies managed by Eaton Vance or BMR.

CLIFF QUISENBERRY, JR. 1/1/65	Vice President of the Trust	Since 2003	Vice President and Director of Research and Product Development of Parametric Portfolio ^Associates. Officer of ^30 registered investment companies managed by Eaton Vance or BMR.

THOMAS SETO 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric Portfolio Associates. Officer of 27 registered investment companies managed by Eaton Vance or BMR.

DAVID M. STEIN 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric Portfolio Associates. Officer of 27 registered investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL 6/19/57	Treasurer	Of the Trust; since 2005, of the Portfolio since 2002*	Vice President of Eaton Vance and BMR. Officer of ^170 registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER 10/10/40	Secretary	Of the Trust since 1997; of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC. Officer of ^170 registered investment companies managed by Eaton Vance or BMR.

DAN A. MAALOULY 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of Eaton Vance and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of ^71 registered investment companies managed by Eaton Vance or BMR.

PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^170 registered investment companies managed by Eaton Vance or BMR.

*Prior to 2002, Mr. Weilheimer served as Vice President of the Trust since 1996 and of the Portfolio since 2001 and Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1994.

The Board of Trustees of the Trust and the Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees.

^Ms. Stout (Chair), Messrs. Esty, Hayes, Park, Reamer and Verni are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio^. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended October 31, 2006, the Governance Committee convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park and Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee the Fund and Portfolio’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund and Portfolio’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund and Portfolio’s compliance with legal and regulatory requirements that relate to the Fund and Portfolio’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended October 31, 2006, the Audit Committee convened four times.

Messrs. Hayes (Chair), Esty, Park, Reamer and Verni are currently members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. During the fiscal year ended October 31, 2006, the Special Committee convened ten times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2006. Interests in the Portfolio cannot be purchased by a Trustee.

Aggregate Dollar Range of Equity
Securities Owned in All Registered
	Dollar Range of Equity Securities	Funds Overseen by Trustee in the
Name of Trustee	Owned in the Fund	Eaton Vance Fund Complex

Interested Trustee
James B. Hawkes	over $100,000**	over $100,000
Noninterested Trustees
Benjamin C. Esty	None	^over $100,000
Samuel L. Hayes, III	None	over $100,000
William H. Park	None	over $100,000
Ronald A. Pearlman	^None	over $100,000
Norton H. Reamer	None	over $100,000
Lynn A. Stout	$10,001 - $50,000*	over $100,000*
Ralph F. Verni	$0 - $10,001*	over $100,000*

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan^ .

**Includes shares held by Mr. Hawkes’ spouse. Includes shares held by a family member for which Mr. Hawkes has power of attorney.

As of December 31, 2006, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2005 and December 31, ^2006, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2005 and December 31, 2006, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Portfolio’s assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and the Portfolio are paid by the Trust and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio.) During the fiscal year ended October 31, ^2006, the Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2006, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

	Benjamin C.	Samuel L.	William H.	Ronald A.	Norton H.	Lynn A.	Ralph F.
Source of Compensation	Esty	Hayes	Park	Pearlman	Reamer	Stout	Verni

Trust(2)	$ 3,119	$ 4,940	$ 3,035	$ 3,078	$ 3,770	$ 3,267	$ 3,158
Portfolio	3,726	5,857	3,599(3)	3,672	3,770	3,885(4)	3,796(5)
Trust and Fund Complex(1)	185,000	300,000	185,000(6)	185,000	195,000	195,000(7)	185,000(8)

(1)	As of March 1, 2007, the Eaton Vance fund complex consists of 170 registered investment companies or series thereof.^

(2)	The Trust consisted of two Funds as of October 31, ^2006.

(3)	Includes $3,439 of deferred compensation.

(4)	Includes $1,087 of deferred compensation.

(5)	Includes $2,273 of deferred compensation..

(6)	Includes $133,680 of deferred compensation.

(7)	Includes $45,000 of deferred compensation.

(8)	Includes $92,500 of deferred compensation.

Organization. The Fund was established as a Massachusetts business trust on March 27, 1989. Prior thereto, the Fund existed as a Maryland corporation organized on June 15, 1972. On October 20, 2003 the name of the Trust was changed from Eaton Vance Income Fund of Boston to Eaton Vance Series Trust II. The Trust designated its original shares Class A shares and established Class I shares on July 1, 1999. On March 18, 2002, the Trust’s Board of Trustees authorized Class B and Class C shares and on June 16, 2003 authorized Class R shares for sale by the Fund. Information herein prior to July 1, 1999 is for the Fund before it became a multiple-class fund^.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

The Portfolio was organized as a trust under the laws of the state of New York on March 15, 2001 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio’s Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding ^interests have removed him from that office either by a written declaration filed with the Portfolio’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio’s Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio without shareholder approval at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund’s assets in accordance with its investment objective. The Fund’s investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

Proxy Voting Policy. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and ^procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”)^. An independent proxy voting service has been retained to assist in the voting of Fund and Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review the Fund’s and Portfolio’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix G and Appendix H, respectively. Information on how the Fund and Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

Prior to March 28, 2005, the Portfolio paid the investment adviser a monthly fee of 0.625% annually of the average daily net assets of the Portfolio. As of March 28, ^2005 and March 27, 2006, the investment adviser and the Trustees of the Portfolio agreed to ^contractual ^reductions of the Portfolio’s advisory fee (“Fee Reduction Agreement”). Pursuant to the Fee Reduction ^Agreements, the Portfolio pays a monthly advisory fee on average daily net assets that is computed as follows:^

Average Daily Net Assets	Annual Fee Rate
up to $1.5 billion	0.625%
$1.5 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion and over	0.555%

The following table sets forth the net assets of the Portfolio and the advisory fees earned during the fiscal ^years ended October 31, 2006 and October 31, 2005, the period of October 1, 2004 through October 31, 2004 and the fiscal ^year ended September 30, ^2004:

Advisory Fee Paid for Fiscal Years/Period Ended
Net Assets at
October 31, ^2006	October 31, ^2006	^October 31, ^2005*	^October 31, 2004	September 30, ^2004
$1,^874,^812,^937	$10,^894,^546	^$^10,836,^651	$^880,^439	$^9,^824,^594

*Pursuant to the Fee Reduction ^Agreements, the investment adviser has also agreed to reduce the advisory fee in the amount of $60,513 and $30,^341, respectively, for the ^years ended October 31, 2006 and October 31, 2005, respectively. In addition, for the year ended October 31, 2005, the investment adviser has agreed to reduce the advisory fee by $1,481 equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O’Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes and Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. MacIntosh, Thomas M. Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield and Michael W. Weilheimer (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Managers. The co-portfolio managers (each referred to as a “portfolio manager”) of the Portfolio are Michael W. Weilheimer and Thomas P. Huggins. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

Michael W. Weilheimer
Registered Investment Companies	^6	$^8917.^1	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	^9	$^2,971.^4	0	$0
Thomas P. Huggins
Registered Investment Companies	2	$4,^094.7	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

*In the millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the shares beneficially owned of the Fund as of the Fund’s most recent fiscal year ended October 31, ^2006.^ Interests in a Portfolio cannot be purchased by a portfolio manager.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds

Michael W. Weilheimer	$100,001 - $500,000	over $1,000,000

Thomas P. Huggins	$50,001 - $100,000	$100,001 - $500,000

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Compensation ^Structure for BMR. Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and (4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund’s transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee. For the fiscal year ended October 31, ^2006, the transfer agent accrued for or paid to Eaton Vance $^126,281 for sub-transfer agency services performed on behalf of the Fund.^

^

Expenses. The Fund and Portfolio ^are responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution ^Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to ^Class A, B, C and R shares is renewable annually by the Trust’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class A, B, C and R shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months’ notice by either party and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Mr. Dynner is a Vice President, Secretary and Clerk of EVD. EVD also serves as placement agent for the Portfolio.

Custodian. Investors Bank & Trust Company (“IBT“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund’s interest in the Portfolio, has custody of the Portfolio’s assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio.

IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm of the Fund and Portfolio, providing audit services^, tax return preparation, and assistance ^with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the “Exchange”) is open for trading (“Portfolio Business Day”) as of the close of regular trading on the Exchange (the “Portfolio Valuation Time”). The value of each investor’s interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor’s share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor’s percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio’s assets under normal market conditions. Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale price on the day of valuation or, if there were no sales that day, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ Global Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Exchange-traded options are valued at the last sale price on the day of the valuation as quoted on the principal exchange or board of trade on which the options are traded, or in the absence of sales on such date, at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities ^are acquired with a remaining maturity of more than 60 days, ^they will be ^valued by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

Foreign securities and currencies held by the Portfolio are valued in U.S. dollars, as calculated by IBT based on foreign currency exchange quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities held by the Portfolio generally is determined as of the close of trading on the principal exchange on which such securities trade. As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE^. In adjusting the value of foreign securities, the Portfolio may rely on an independent fair valuation service. Investments held by the Portfolio for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the discretion of the Trustees of the Portfolio considering relevant factors, data and other information, including, in the case of restricted securities, the market value of freely traded securities of the same class in the principal market on which such securities are normally traded.

Senior Loans that meet certain criteria and are deemed to have prices that are readily available and reliable are valued by an independent pricing service. Other Senior Loans are valued at their fair value by the investment adviser. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower’s debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers ^based on information available to such managers. The portfolio managers of the Portfolio may not possess the same information about a Senior Loan borrower as the portfolio managers of ^other Eaton Vance portfolios that may invest in Senior Loans. ^At times, the fair value of a Senior Loan determined by the portfolio managers of the Portfolio may vary from the fair value of the same Senior Loan determined by the portfolio managers of ^other Eaton Vance portfolios that may invest in Senior Loans. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by ^the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of the Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than ^the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below. ^

Class R Share Purchases. Class R shares are available for purchase by clients of financial intermediaries who charge an advisory, management or consulting or similar fee for their services; accounts affiliated with those financial intermediaries; and in connection with certain tax-sheltered retirement plans and Individual Retirement Account rollover accounts. Detailed information concerning tax-sheltered plans eligible to purchase Class R shares, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class A, B, C and R Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from the Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Redemption Fees. Class A, Class I and Class R shares generally are subject to a redemption fee equal to 1% of the amount redeemed or exchanged within 90 days of the settlement of the purchase. For the fiscal year ended October 31, 2006, the Fund received redemption fees equal to $22,941.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. The Fund’s net asset value per share is normally rounded to two decimal places. In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or ^similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and “rabbi trusts”, and (4) to officers and employees of ^the Fund’s custodian and transfer agent and (5) in connection with the ReFlow liquidity program. Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

Waiver of Investment Minimums. In addition to waivers described in the prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of

Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Deferred Retirement Plans. Class A, Class C, Class I and Class R shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution Plans

The Trust has in effect a ^compensation-type Distribution Plan (the “Class A Plan”) ^pursuant to ^Rule 12b-1 under the 1940 ^Act for Class A shares. The ^Class A Plan ^is designed to (i) finance activities which are primarily intended to result in the distribution and sales of ^Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service ^fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other ^persons. The distribution and service fees payable under the Class A Plan shall not ^exceed 0.25% of ^the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid quarterly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A^.

The Trust also has in effect a compensation-type Distribution Plan (the “Class B and Class C Plans“) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trust also has in effect a compensation-type Distribution Plan (the "Class R Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class R shares. The Class R Plan provides for the payment of a monthly distribution fee to the principal underwriter of up to an annual rate of 0.50% of average daily net assets attributable to Class R shares. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. Aggregate payments to the principal underwriter under the Class R Plan are limited to those permitted pursuant to a rule of the NASD. The Class R Plan also provides that Class R shares will pay a service fee to the principal underwriter in an amount equal on an annual basis of up to 0.25% of that portion of average daily net assets attributable to Class R shares for personal services and/or the maintenance of shareholder accounts. Service fees are paid quarterly in arrears. For the distribution and service fees paid by Class R shares, see Appendix E.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also ^authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on August 9, 1993 for the Class A Plan, March 18, 2002 for the Class B and Class C Plans and June 16, 2003 for the Class R Plan. The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C, Appendix D and Appendix E.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. The Fund’s performance may differ from that of other investors in the Portfolio, including other investment companies.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund’s complete portfolio holdings as reported annual and semiannual reports and on Form N-Q (which includes a list of the Portfolio’s holdings) are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within five business days of filing with the SEC, the Fund’s portfolio holdings as reported in annual and semiannual reports and on Form Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no ^cost by contacting Eaton Vance at 1-800-225-6265. The Fund also will post a complete list of its portfolio holdings (including the Portfolio’s holdings) as of each calendar quarter end on the Eaton Vance website within 60 days calendar quarter-end.
  Disclosure of certain ^portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.

  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of the Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the ^arrangement.
  Such persons may include securities lending agents, credit rating ^agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings ^agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment ^adviser (such as Advent, Bloomberg L.P., Evare, Factset and The Yield Book, Inc.), proxy evaluation vendors, pricing services, translation ^services, lenders under Fund credit facilities (such as Citibank, N.A.) and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage-backed securities dealers). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund’s Board of Trustees.

The Fund, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by ^the Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

TAXES

The Fund has elected to be treated and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, ^2006. The Fund also seeks to avoid payment of federal excise tax. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a “publicly traded partnership” and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio’s income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts. ^

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Portfolio’s investment in zero coupon, deferred interest and certain payment-in-kind or other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Portfolio and, in order to avoid a tax payable by the Fund, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The ^Portfolio may invest to a significant extent in debt obligations that are in the lowest rating ^catagories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the ^Portfolio. Tax rules are not entirely clear about issues such as when ^the Portfolio ^may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

The Portfolio’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to a swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when the Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situtations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, the Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a “qualified electing fund”.

If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the distributions requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Portfolio were to make a mark-to-market election with respect to a PFIC, the Portfolio would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The Portfolio may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. The Portfolio may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Portfolio will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

For taxable years beginning on or before December 31, ^2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does ^not expect a significant portion of ^distributions of investment income to be derived from qualified dividend income.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the ^91-day period ^beginning 45 days before the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). ^For taxable years beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

^

Until December 31, 2007, if the Fund makes a distribution to a foreign shareholder that is attributable to interests in U.S. real property or in corporations for which direct or indirect interests in U.S. real property exceed certain levels and if such foreign shareholder owned more than 5% of the Fund’s outstanding shares at any time during the preceding one year, the distribution will be subject to a 35% withholding tax and will obligate such foreign shareholder to file a U.S. tax return. If a foreign person who owned more than 5% of the Fund’s outstanding shares at any time during the preceding one year redeems shares of the Fund within the 30 days prior to an ex-dividend date of a distribution subject to the 35% tax and within 30 days before or after the ex-dividend date acquires or contracts to acquire a substantially identical interest in the Fund, such foreign person may be subject to the 35% tax and a U.S. filing requirement. After December 31, 2007, these rules apply only to Fund distributions attributable to distributions received by the Fund from real estate investment trusts.

If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of U.S. real property interests.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. ^

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund^.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio’s investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Portfolio. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser may ^include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer ^software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser executes Portfolio securities transactions with a broker-dealer on or after May 1, 2004 and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Portfolio by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Portfolio brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolio will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the the fiscal years ended October 31, ^2006 and October 31, 2005, the period of October 1, 2004 to October 31, 2004 and the fiscal year ended September 30, 2004, as well as the amount of Portfolio security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution.

		Amount of Transactions	Commissions Paid on
Period/Year	Brokerage	Directed to Firms	Transactions Directed to
Ending	Commission Paid	Providing Research	Firms Providing Research

^October 31, ^2006*	$^10,^958^	$^0	$^0
October 31, ^2005	$^51,^339
^October 31, 2004**	$^2,^625^
September 30, ^2004	$^51,^984

* The decrease in brokerage commissions for the fiscal year ended October 31, 2006 was due to a decrease in the number and dollar amount of portfolio transactions involving permitted securities.

^**For the period October 1, 2004 through October 31, 2004. ^

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund and Portfolio, appear in the Fund’s most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Fund and the Portfolio for the fiscal year ended October 31, 2006 as previously filed electronically with the SEC (Accession No. 0001104659-07-001489).

APPENDIX A

Class A Fees, Performance & Ownership

Sales ^Charges and Distribution and Service ^Fees. For the fiscal year ended October 31, 2006, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total distribution and service fees paid by the Fund, and (6) distribution and service fees paid to investment dealers^. ^Distribution and service fees that were not paid to investment dealers were retained by the principal underwriter.

			CDSC Paid to	Total Distribution	Distribution and Service
Total Sales	Sales Charges to	Sales Charges to	Principal	and Service	Fees Paid
Charges Paid	Investment Dealers	Principal Underwriter	Underwriter	Fees Paid	to Investment Dealers

$2,491,267	$2,343,520	$147,747	$7,000	$3,074,920	$1,918,625

For the ^fiscal years ended September 30, 2005 and September 30, 2004, total sales charges of ^$3,263,701 and $5,602,686, respectively, were paid on sales of Class A, of which the principal underwriter received ^$181,758 and $305,628, respectively. The balance of such amounts was paid to investment dealers.

^

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any ^performance presented with an asterisk (*) includes the effect of subsidizing expenses. ^Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Length of Period Ended October 31, 2006
Average Annual Total Return:	One Year*	Five Years*	Ten Years*

Before Taxes and Excluding Maximum Sales Charge	^10.^66%	^10.^59%	7.^46%
Before Taxes and Including Maximum Sales Charge	^5.^46%	^9.^52%	^6.^94%
After Taxes on Distributions and Excluding Maximum Sales Charge	^7.^82%	^7.^30%	3.^74%
After Taxes on Distributions and Including Maximum Sales Charge	^2.^75%	6.26^%	^3.^24%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^6.^85%	^7.^09%	^4.^01%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^3.^47%	^6.^16%	3.^56%

Control Persons and Principal Holders of Securities. At February 1, 2007, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:

Charles Schwab & Co., Inc.	San Francisco, CA	^17.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX B

Class B Fees, Performance & Ownership

^Distribution and Service ^Fees. For the fiscal year ended October 31, 2006, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers^. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

Commission Paid
by Principal	Distribution Fee				Service Fees
Underwriter to	Paid to	CDSC Paid to	Uncovered Distribution	Service	Paid to
Investment Dealers	Principal Underwriter	Principal Underwriter	Charges^	Fees	Investment Dealers

$536,464	$1,437,070	$656,000	$7,817,000 (4.1%)	$480,857	$423,421

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to the date this Class of the Fund was first offered reflects the total return of the Fund’s Class A shares, adjusted to reflect the Class B CDSC. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return would be different. Any ^preformance presented with an asterisk (*) includes the effect of subsidizing expenses. ^Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

	Length of Period Ended October 31, 2006
Average Annual Total Return:	One Year*	Five Years*	Ten Years*

Before Taxes and Excluding Maximum Sales Charge	9.85%	9.71%	7.03%
Before Taxes and Including Maximum Sales Charge	4.85%	9.43%	7.03%
After Taxes on Distributions and Excluding Maximum Sales Charge	7.30%	6.71%	3.45%
After Taxes on Distributions and Including Maximum Sales Charge	2.30%	6.40%	3.45%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.33%	6.51%	3.73%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	3.08%	6.24%	3.73%

Class B commenced operations on June 20, 2002

Control Persons and Principal Holders of Securities. At February 1, 2007, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:

Morgan Stanley	Jersey City, NJ	8.^6%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^6.6^%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX C

Class C Fees, Performance & Ownership

^Distribution and Service ^Fees. For the fiscal year ended October 31, 2006, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, and (6) service fees paid to investment dealers^. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

Commission Paid
by Principal	Distribution Fee				Service Fees
Underwriter to	Paid to	CDSC Paid to	Uncovered Distribution	Service	Paid to
Investment Dealers	Principal Underwriter	Principal Underwriter	Charges^	Fees	Investment Dealers

$1,354,849	$1,358,918	$22,000	$14,781,000 (7.7%)	$452,971	$451,618

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to ^the date this Class of the Fund was first offered reflects the total return of the Fund’s Class A shares, adjusted to reflect the Class C CDSC. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any ^performance presented with an asterisk (*) includes the effect of subsidizing expenses. ^Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

	Length of Period Ended October 31, 2006
Average Annual Total Return:	One Year*	Five Years*	Ten Years*

Before Taxes and Excluding Maximum Sales Charge	9.84%	9.72%	7.03%
Before Taxes and Including Maximum Sales Charge	8.84%	9.72%	7.03%
After Taxes on Distributions and Excluding Maximum Sales Charge	7.29%	6.73%	3.46%
After Taxes on Distributions and Including Maximum Sales Charge	6.29%	6.73%	3.46%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.33%	6.52%	3.73%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.68%	6.52%	3.73%

Class C commenced operations on June 21, 2002

Control Persons and Principal Holders of Securities. At February 1, 2007, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:^

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.5%
Citigroup	New York, NY	7.0%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX D

Class I Performance & Ownership

^

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the period shown in the table. Total return for the period prior to July 1, 1999 reflects the total return of Class A, adjusted to reflect the fact that Class I does not impose a sales charge. The Class A total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class I total return would be different. Any ^performance presented with an asterisk (*) includes the effect of subsidizing expenses. ^Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Length of Period Ended October 31, 2006
Average Annual Total Return:	One Year^	Five Years^	Ten Years^

Before Taxes	^10.^93%	^10.^82%	7.^61%
After Taxes on Distributions	^7.^99%	^7.^43%	3.^83%
After Taxes on Distributions and Redemption	^7.^02%	^7.^22%	^4.^09%

Control Persons and Principal Holders of Securities. At February 1, 2007, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:^

Charles Schwab & Co., Inc.	San Francisco, CA	22.3%
NFS LLC FEBO NATC & Co.	Overland Park, KS	8.8%
Patterson & Co. FBO Eaton Vance Mgt PSP	Charlotte, NC	6.9%
Morgan Keegan & Company, Inc.	Memphis, TN	6.6%
Nationwide Trust Company Cust	Austin, TX	5.9%
Patterson & Co FBO Eaton Vance Mgt Sav Plan	Charlotte, NC	5.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX E

Class R Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2006, the following table shows (1) distribution fees paid to the principal underwriter under the Distribution Plan, (2) total service fees ^paid and (3) service fees paid to investment dealers^. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.^

	Distribution Fee		Service Fees
	Paid to	Total Service	Paid to
	Principal Underwriter	Fees Paid	Investment Dealers

	$6,167	$5,611	$5,442

^

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Total return prior to the date this Class of the Fund was first offered reflects the total return of the Fund’s Class A shares calculated at net asset value. The total return shown below has not been adjusted to reflect certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class R total return would be different. Any ^performance presented with an asterisk (*) includes the effect of subsidizing expenses. ^Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares^. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

	Length of Period Ended October 31, 2006
Average Annual Total Return:	One Year*	Five Years*	Ten Years*
Before Taxes and Excluding Maximum Sales Charge	10.40%	10.39%	7.36%
Before Taxes and Including Maximum Sales Charge	10.40%	10.39%	7.36%
After Taxes on Distributions and Excluding Maximum Sales Charge	7.65%	7.07%	3.63%
After Taxes on Distributions and Including Maximum Sales Charge	7.65%	7.07%	3.63%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	6.68%	6.86%	3.89%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.68%	6.86%	3.89%

Class R commenced operations on January 5, 2004

Control Persons and Principal Holders of Securities. At February 1, 2007, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:^

David Ten Broeck TTEE Hartford Life Insurance Company	Simsbury, CT	71.5%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.1%
NFS LLC FEBO John D Adams Kim D Adams	St.Simons Island, GA	5.9%

Beneficial owners of 25% or more of a Class are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

APPENDIX F

DESCRIPTION OF CORPORATE BOND RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser’s judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred – and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Notes: An obligation which is unrated exposes the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. Evaluation of such debt is dependent on the investment adviser’s judgment, analysis and experience.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

APPENDIX G

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section ^V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

APPENDIX H

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994).

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.	Roles and Responsibilities

	A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

	B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request. Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

	C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.	Proxy Voting Guidelines (“Guidelines”)

	A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

	B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

	C.	Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

	D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e. g. , proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e. g. , certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

	A.	Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

	B.	Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

  Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
  A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
  If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
  If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
  The client, in the case of an individual or corporate client;
  In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; or
  The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                                                   PART C - OTHER INFORMATION

Item 23.      Exhibits (with inapplicable items omitted)

(a)	(1)	Amended and Restated Declaration of Trust dated December 14, 1995, filed as Exhibit (1) to
		Post-Effective Amendment No. 42 filed January 24, 1997 (Accession No. 0000950156-97-
		000102) and incorporated herein by reference.
	(2)	Amendment of Establishment and Designation of a Series and Classes of Shares of Beneficial
		Interest, Without Par Value effective June 16, 2003 filed as Exhibit (a)(2) to Post-Effective
		Amendment No. 55 filed July 9, 2003 (Accession No. 0000940394-03-000487) and
		incorporated herein by reference.
	(3)	Amendment to Declaration of Trust effective October 20, 2003 filed as Exhibit (a)(3) to Post-
		Effective Amendment No. 58 filed November 19, 2003 (Accession No. 000094-0394-001131)
		and incorporated herein by reference.
	(4)	Amendment of Establishment and Designation of Series of Shares of Beneficial Interest,
		Without Par Value, effective October 20, 2003 filed as Exhibit (a)(4) to Post-Effective
		Amendment No. 58 filed November 19, 2003 (Accession No. 000094-0394-001131) and
		incorporated herein by reference.
(b)	(1)	By-Laws filed as Exhibit (2)(a) to Post-Effective Amendment No. 41 filed November 30, 1995
		(Accession No. 0000950156-95-000839) and incorporated herein by reference.
	(2)	Amendment to By-Laws dated December 13, 1993 filed as Exhibit (2)(b) to Post-Effective
		Amendment No. 41 filed November 30, 1995 (Accession No. 0000950156-95-000839) and
		incorporated herein by reference.
	(3)	Amendment to By-Laws dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective
		Amendment No. 54 filed January 27, 2003 (Accession No. 0000940394-03-000027) and
		incorporated herein by reference.
	(4)	Amendment to By-Laws dated February 7, 2005 filed as Exhibit (b)(4) to Post-
		Effective Amendment No. 62 filed March 31, 2005 (Accession No. 0000940394-05-000380)
		and incorporated herein by reference.
	(5)	Amendment to By-Laws dated December 11, 2006 filed herewith.
(c)		Reference is made to Item 23(a) and 23(b) above.
(d)	(1)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-
		Managed Emerging Markets Fund dated October 20, 2003 filed as Exhibit (d) to Post-
		Effective Amendment No. 58 filed November 19, 2003 (Accession No. 000094-0394-001131)
		and incorporated herein by reference.
(e)	(1)	Amended and Restated Distribution Agreement between Eaton Vance Series Trust II and
		Eaton Vance Distributors, Inc. effective October 20, 2003 with attached Schedule A filed as
		Exhibit (e)(1) to Post-Effective Amendment No. 58 filed November 19, 2003 (Accession No.
		000094-0394-001131) and incorporated herein by reference.

                                                                             C-1

	(2)	Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers
filed as Exhibit (6)(b) to Post-Effective Amendment No. 61 of Eaton Vance Growth Trust (File
Nos. 2-22019, 811-1241) filed December 28, 1995 (Accession No. 0000950156-95-000883)
and incorporated herein by reference.
(f)		The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent
Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November
1, 1994).
(g)	(1)	Custodian Agreement with Investors Bank & Trust Company dated December 17, 1990 filed as Exhibit (8)(a) to Post-Effective Amendment No. 41 filed November 30, 1995 (Accession
No. 0000950156-95-000839) and incorporated herein by reference.
	(2)	Amendment to Custodian Agreement with Investors Bank & Trust Company dated November
20, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 41 filed November 30, 1995
(Accession No. 0000950156-95-000839) and incorporated herein by reference.
	(3)	Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated
December 21, 1998 filed as Exhibit (g)(3) to Post-Effective Amendment No. 78 of Eaton
Vance Municipals Trust (File Nos. 33-572, 811-4409) filed January 25, 1999 (Accession No.
0000950156-99-000050) and incorporated herein by reference.
	(4)	Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors
Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance Tax-Managed Global Buy-
Write Opportunities Fund N-2, Pre-Effective Amendment No. 2 (File Nos. 33-123961, 811-
21745) filed September 26, 2005 (Accession No. 0000950135-05-005528) and incorporated herein by reference.
	(5)	Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, File No. 333-32276, 811-05808,
Amendment No. 5, filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.
	(6)	Custodian Agreement with State Street Bank and Trust Company dated as of February 9, 2004 filed as Exhibit (g)(6) to Post-Effective Amendment No. 59 filed on January 27, 2004
(Accession No. 0000940394-04-000079) and incorporated herein by reference.
(h)	(1)	Transfer Agency Agreement dated August 1, 2005 filed as Exhibit (h)(3) to Post-Effective
Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) filed
August 25, 2005 (Accession No. 0000940394-05-000983) and incorporated herein by reference.
	(2)	Sub-Transfer Agency Service Agreement effective August 1, 2005 between PFPC Inc. and
Eaton Vance Management filed as Exhibit (h)(4) to Post-Effective Amendment No. 109 of
Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015) filed August 25, 2005
(Accession No. 0000940394-05-000983) and incorporated herein by reference.
	(3)	Administrative Services Agreement effective October 20, 2003 including Schedule A between
Eaton Vance Series Trust II and Eaton Vance Management filed as Exhibit (h)(3) to Post-
Effective Amendment No. 58 filed November 19, 2003 (Accession No. 000094-0394-001131)
and incorporated herein by reference.

                                                                                C-2

(i)	(1)	Opinion of Internal Counsel dated February 24, 2006 filed as Exhibit (i) to Post-Effective
		Amendment No. 65 filed February 28, 2006 (Accession No. 0000940394-06-000217) .
	(2)	Consent of Internal Counsel dated February 26, 2007 filed herewith.
(j)		Consent of Independent Registered Public Accounting Firm for Eaton Vance Income Fund of
		Boston filed herewith.
(m) (1)		Class A Distribution Plan adopted November 17, 2003 and amended April 24, 2006 with
		attached Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment No. 66 filed
		October 26, 2006 and incorporated herein by reference.
	(2)	Class B Distribution Plan adopted March 18, 2002 with attached Schedule A effective March
		18, 2002 filed as Exhibit (m)(3) to Post-Effective Amendment No. 52 filed April 15, 2002 and
		incorporated herein by reference.
	(3)	Class C Distribution Plan adopted March 18, 2002 with attached Schedule A effective March
		18, 2002 filed as Exhibit (m)(4) to Post-Effective Amendment No. 52 filed April 15, 2002 and
		incorporated herein by reference.
	(4)	Class R Distribution Plan adopted June 16, 2003 with attached Schedule A filed as Exhibit
		(n)(5) to Post-Effective Amendment No. 55 filed July 9, 2003 (Accession No. 0000940394-
		03-000487) and incorporated herein by reference.
(n)	(1)	Amended and Restated Multiple Class Plan for Eaton Vance Funds dated February 9, 2004
		filed as Exhibit (o)(1) to Post-Effective Amendment No. 94 of Eaton Vance Mutual Funds
		Trust (File Nos. 002-90946, 811-04015) filed February 26, 2004 (Accession No. 0000950156-
		04-000170) and incorporated herein by reference.
	(2)	Amended and Restated Schedule A effective November 13, 2006 to Amended and Restated
		Multiple Class Plan for Eaton Vance Funds dated February 9, 2004 filed as Exhibit (n)(2) to
		Post-Effective Amendment No. 120 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946,
		811-4015) filed February 7, 2007 (Accession No. 0000940394-07-000138) and incorporated
		herein by reference.
(p)	(1)	Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston
		Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds
		effective September 1, 2000 as revised February 1, 2006 filed as Exhibit (p)(1) to Post
		Effective Amendment No. 94 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241)
		filed January 27, 2006 (Accession No. 0000940394-06-000125) and incorporated herein by
		reference.
	(2)	Code of Ethics adopted by Parametric Portfolio Associates effective July 15, 2005 filed as
		Exhibit (p)(4) to Post-Effective Amendment No. 108 of Eaton Vance Mutual Funds Trust (File
		Nos. 002-90946, 811-21711) filed August 17, 2005 (Accession No. 0000940394-05-000966)
		and incorporated herein by reference.
(q)	(1)	Power of Attorney for Eaton Vance Series Trust II dated November 1, 2005 filed as Exhibit (q)
		to Post-Effective Amendment No. 102 of Eaton Vance Municipals Trust (File Nos. 2-572, 811-
		4409) filed November 29, 2005 (Accession No. 0000940394-05-001357) and incorporated
		herein by reference.

                                                                                C-3

(2)	Power of Attorney for Boston Income Portfolio dated November 1, 2005 filed as Exhibit (q)(2)
to Post Effective Amendment No. 93 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-
1241) filed December 23, 2005 (Accession No. 0000940394-05-001402) and incorporated herein by reference.
(3)	Power of Attorney for Eaton Vance Series Trust II dated January 25, 2006 filed as Exhibit
(q)(2) to Post-Effective Amendment No. 104 of Eaton Vance Municipals Trust filed January
30, 2006 (Accession No. 0000940394-06-000148) and incorporated herein by reference.
(4)	Power of Attorney for Boston Income Portfolio dated November 1, 2005 filed as Exhibit
(q)(17) to Post-Effective Amendment No. 112 of Eaton Vance Mutual Funds Trust filed
February 28, 2006 (Accession No. 0000940394-06-000201) and incorporated herein by reference.
(5)	Power of Attorney for Boston Income Portfolio dated November 1, 2005 filed as Exhibit
(q)(18) to Post-Effective Amendment No. 112 of Eaton Vance Mutual Funds Trust filed
February 28, 2006 (Accession No. 0000940394-06-000201) and incorporated herein by reference.

Item 24.   Persons Controlled by or Under Common Control

Not applicable

Item 25. Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.
Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 26.   Business and other Connections of Investment Adviser

Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statements of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930), Boston
Management and Research (File No. 801-43127) and Parametric Portfolio Associates (File No. 801-60485 ) filed with the Commission, all of which are incorporated herein by reference.

Item 27. Principal Underwriters

(a)	Registrant’s principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of
Eaton Vance Management, is the principal underwriter for each of the registered investment companies named below:

Eaton Vance Advisers Senior Floating-Rate Fund	Eaton Vance Mutual Funds Trust
Eaton Vance Growth Trust	Eaton Vance Prime Rate Reserves
Eaton Vance Institutional Senior Floating-Rate Fund	Eaton Vance Series Trust II
Eaton Vance Investment Trust	Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust	EV Classic Senior Floating-Rate Fund

                                                                      C-4

Eaton Vance Municipals Trust II		Eaton Vance Variable Trust
(b)
(1)	(2)	(3)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Principal Underwriter	with Registrant
Ira Baron	Vice President	None
John Bercini	Vice President	None
Chris Berg	Vice President	None
Stephanie Brady	Vice President	None
Kate B. Bradshaw	Vice President	None
Timothy Breer	Vice President	None
Eric Caplinger	Vice President	None
Mark Carlson	Vice President	None
Tiffany Cayarga	Vice President	None
Randy Clark	Vice President	None
Michael Collins	Vice President	None
Daniel C. Cataldo	Vice President and Treasurer	None
Patrick Cosgrove	Vice President	None
Raymond Cox	Vice President	None
Peter Crowley	Vice President	None
Russell E. Curtis	Vice President and Chief Operations Officer	None
Kevin Darrow	Vice President	None
Derek Devine	Vice President	None
Todd Dickinson	Vice President	None
John Dolan	Vice President	None
Brian Dunkley	Vice President	None
James Durocher	Vice President	None
Alan R. Dynner	Vice President, Secretary and Clerk	Secretary
Robert Ellerbeck	Vice President	None
Daniel Ethier	Vice President	None
Troy Evans	Vice President	None
Vince Falbo	Vice President	None
Richard A. Finelli	Vice President	None
Daniel Flynn	Vice President	None
James Foley	Vice President	None
Michael A. Foster	Vice President	None
Kathleen Fryer	Vice President	None
Anne Marie Gallagher	Vice President	None
William M. Gillen	Senior Vice President	None
Hugh S. Gilmartin	Vice President	None
Linda Grasso	Vice President	None
John Greenway	Vice President	None
Jorge Gutierrez	Vice President	None
Peter Hartman	Vice President	None
James B. Hawkes	Vice President and Director	Trustee
Joseph Hernandez	Vice President	None
Perry D. Hooker	Vice President	None
Chris Howe	Vice President	None
Elizabeth Johnson	Vice President	None
Paul F. Jones	Vice President	None
Steve Jones	Vice President	None
Lindsey Kidder	Vice President	None
Thomas P. Luka	Vice President	None
Coleen Lynch	Vice President	None
John Macejka	Vice President	None
Christopher Marek	Vice President	None
Geoff Marshall	Vice President	None
Christopher Mason	Vice President	None
Judy Snow May	Vice President	None
Don McCaughey	Vice President	None
Andy McClelland	Vice President	None
Dave McDonald	Vice President	None
Tim McEwen	Vice President	None

                                                                          C-5

David Michaud	Vice President	None
Morgan C. Mohrman	Senior Vice President	None
Don Murphy	Vice President	None
James A. Naughton	Vice President	None
Joseph Nelson	Vice President	None
Mark D. Nelson	Vice President	None
Scott Nelson	Vice President	None
Linda D. Newkirk	Vice President	None
James O’Brien	Vice President	None
Andrew Ogren	Vice President	None
Philip Pace	Vice President	None
Margaret Pier	Vice President	None
Shannon Price	Vice President	None
James Putman	Vice President	None
James Queen	Vice President	None
David Richman	Vice President	None
Tim Roach	Vice President	None
Michael Shea	Vice President	None
Alan Simeon	Vice President	None
Lawrence Sinsimer	Senior Vice President	None
Randy Skarda	Vice President	None
Kerry Smith	Vice President	None
Bill Squadroni	Vice President	None
Joseph Staszkiw	Vice President	None
William M. Steul	Vice President and Director	None
Cornelius J. Sullivan	Senior Vice President	None
Frank Sweeney	Vice President	None
Gigi Szekely	Vice President and Chief Compliance Officer	None
Stefan Thielen	Vice President	None
Michael Tordone	Vice President	None
George Torruella	Vice President	None
John M. Trotsky	Vice President	None
Jerry Vainisi	Vice President	None
John Vaughan	Vice President	None
Greg Walsh	Vice President	None
Stan Weiland	Vice President	None
Greg Whitehead	Vice President	None
Mark Whitehouse	Vice President	None
Steve Widder	Vice President	None
Charles Womack	Vice President	None
Joseph Yasinski	Vice President	None
Trey Young	Vice President	None
Gregor Yuska	Vice President	None

* Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109 (c) Not applicable

Item 28. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodians, State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110, and Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the relevant investment adviser or sub-adviser.

Item 29. Management Services Not applicable Item 30. Undertakings None

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on February 26, 2007.

EATON VANCE SERIES TRUST II
By: /s/ Michael W. Weilheimer
Michael W. Weilheimer, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 26, 2007.

Signature	Title
/s/ Michael W. Weilheimer	President (Chief Executive Officer)
Michael W. Weilheimer
/s/ Barbara E. Cambell	Treasurer (Principal Financial and Accounting Officer)
Barbara E. Campbell
Benjamin C. Esty*	Trustee
Benjamin C. Esty
James B. Hawkes*	Trustee
James B. Hawkes
Samuel L. Hayes, III*	Trustee
Samuel L. Hayes, III
William H. Park*	Trustee
William H. Park
Ronald A. Pearlman*	Trustee
Ronald A. Pearlman
Norton H. Reamer*	Trustee
Norton H. Reamer
Lynn A. Stout*	Trustee
Lynn A. Stout
Ralph F. Verni*	Trustee
Ralph F. Verni
*By: /s/ Alan R. Dynner
Alan R. Dynner (As attorney-in-fact)

                                                                    C-8

EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.		Description
(b)	(5)	Amendment to By-Laws dated December 11, 2006
(i)	(2)	Consent of Internal Counsel dated February 26, 2007
(j)		Consent of Independent Registered Public Accounting Firm for Eaton Vance
		Income Fund of Boston